©2015 Tecumseh Products Company Tecumseh Products Company Q1 2015 Shareholder Update May 6, 2015 These slides should be reviewed in connection with the Q1 2015 results conference call audio presentation.

Agenda  Business Update  Q1 2015 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A 2 Q1 2015 Shareholder Update - May 6, 2015

Disclaimer Q1 2015 Shareholder Update - May 6, 2015 3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of us. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology, or to the extent not factual, historical information, by the fact that they appear under the caption “Business Update.” Our forward-looking statements generally relate to our future performance, including our anticipated operating results and liquidity sources and requirements, our business strategies and goals, and the effect of laws, rules, regulations, new accounting pronouncements and outstanding litigation, on our business, operating results, and financial condition. Readers and listeners are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation; ii) our ability to develop successful new products in a timely manner; iii) the success of our ongoing effort to improve productivity and restructure our operations to reduce costs and bring them in line with projected production levels and product mix; iv) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; v) loss of, or substantial decline in, sales to any of our key customers; vi) current and future global or regional political and economic conditions and the condition of credit markets, which may magnify other risk factors; vii) increased or unexpected warranty claims; viii) actions of competitors in markets with intense competition; ix) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; x) the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; xi) local governmental, environmental, trade and energy regulations; xii) availability and volatility in the cost of materials, particularly commodities, including steel, copper and aluminum, whose cost can be subject to significant variation; xiii) significant supply interruptions or cost increases; xiv) loss of key employees; xv) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xvi) risks relating to our information technology systems; xvii) impact of future changes in accounting rules and requirements on our financial statements; xviii) default on covenants of financing arrangements and the availability and terms of future financing arrangements; xix) reduction or elimination of credit insurance; xx) potential political and economic adversities that could adversely affect anticipated sales and production; xxi) in India, potential military conflict with neighboring countries that could adversely affect anticipated sales and production; xxii) weather conditions affecting demand for replacement products; and xxiii) the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this release, and we undertake no obligation to update or revise the forward- looking statements, whether as a result of new information, future events or otherwise. For more information regarding these and other uncertainties and factors that could cause our actual results to differ materially from what we have anticipated in our forward-looking statements or otherwise could materially adversely affect our business, financial condition, or operating results, see “Risk Factors” in Item 1A of our Form 10-K for the year ended December 31, 2014 filed with the SEC and the information contained in the Consolidated Financial Statements and Notes to Consolidated Statements in Part 1, Item 1 of our Form 10-Q for the quarter ended March 31, 2015 also filed with the SEC.

 Business Update  Q1 2015 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Agenda Q1 2015 Shareholder Update - May 6, 2015 4

Business Update – Key Figures  Q1 2015 Sales -- $159.3m  Q1 2014 -- $179.3m  Q1 2015 Gross Profit -- $20m or 12.6% of net sales  Q1 2014 -- $17.1m or 9.5% of net sales  Q1 2015 S & A expense -- $23.3m or 14.6% of net sales  Q1 2014 – $23m or 12.8% of net sales  March 31,2015 cash and cash equivalents -- $17.8m  December 31, 2014 -- $42.7m  March 31, 2014 -- $43.1m Q1 2015 Shareholder Update - May 6, 2015 5

Business Update – Q1 2015 Sales Successes Q1 2015 Shareholder Update - May 6, 2015 6 Low Profile Indoor Condensing Unit Silensys Outdoor Condensing Unit Sanitary Water Heater Dual Unit Single Unit AJ Large Pump-Down Indoor Condensing Unit

Cooling for a Better Tomorrow™

Business Update – New Product Launches



AJ^2

AJ^2

- Next generation commercial refrigeration compressor for ½ to 1 ¼ HP applications
- Large installed base of Legacy AJ compressors – more than 20 million in use worldwide
- Target market is display cases, walk-in cold rooms, reach-in coolers, & more
- Hundreds of sample test compressors have been delivered to customers
- First AJ^2 production order received from an OEM customer


TC

TC

TC

- Small capacity commercial refrigeration compressor, optimized for use with eco-friendly refrigerants R600a (isobutene) and R290 (propane)
- High efficiency design meets OEM needs for Energy Star compliance
- Extended low to medium operating temperature range allows use on both beverage coolers and commercial chest freezers
- Regular commercial shipments are scheduled for 2H 2015

Q1 2015 Shareholder Update - May 6, 2015

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Business Update – New Product Launches Q1 2015 Shareholder Update - May 6, 2015 8 TA2 AW2 TA2  Next generation energy-efficient household refrigerator/freezer (R&F) product using eco-friendly refrigerant  Customer performance testing completed on a high volume TA2 compressor model. Additional compressors being produced to conduct customer field trials  Commercial shipments are scheduled to begin in the second-half of 2015 AW2  Next generation high efficiency 1.5-to-3 ton residential air conditioning compressor  Sampling major OEM A/C customers  Commercial shipments scheduled to begin in the fourth quarter 2015

Business Update – Operational Focus Areas Q1 2015 Shareholder Update - May 6, 2015 9 Product Portfolio Management Global Supply Chain Manufacturing Execution Quality / Lean

 Business Update  Q1 2015 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Agenda Q1 2015 Shareholder Update - May 6, 2015 10

Q1 2015 Financial Overview - Sales Q1 2015 Shareholder Update - May 6, 2015 11  FX negative impact of $14.9m  2.8% decrease excluding FX  Net decreases in volume, mix & price

Sales Overview – Commercial Market Q1 2015 Shareholder Update - May 6, 2015 12

Sales Overview – R&F Market Q1 2015 Shareholder Update - May 6, 2015 13

Sales Overview – Air Conditioning Market Q1 2015 Shareholder Update - May 6, 2015 14

Q1 2015 Financial Overview – Gross Profit Q1 2015 Shareholder Update - May 6, 2015 15  Q1 2015 – 12.6% of net sales  Q1 2014 – 9.5% of net sales 20.0 0.1 0.1 1.8 1.3 17.1 0 5 10 15 20 25 30 Q1 20 14 FX Co mm od itie s Vo lum e / mi x Pri ce Q1 20 15 Gross Profit

Q1 2015 Financial Overview – S&A, Other Q1 2015 Shareholder Update - May 6, 2015 16

Q1 2015 Financial Overview – EBITDA(R) Q1 2015 Shareholder Update - May 6, 2015 17 While the Generally Accepted Accounting Principles in the United States of America (“GAAP”) results provide significant insight into our operations and financial position, Tecumseh management supplements its analysis of the business using Earnings Before Interest, Taxes, Depreciation and Amortization from Continuing Operations (“EBITDA from Continuing Operations”) and Earnings Before Interest, Taxes, Depreciation, Amortization, and Impairments, restructuring charges, and other items from Continuing Operations (“EBITDAR from Continuing Operations”); both of these are non-GAAP financial measures. Management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measure, provide incremental insight into the underlying factors and trends affecting our performance. However, EBITDA from Continuing Operations and EBITDAR from Continuing Operations, as defined above, should be viewed as supplemental data, rather than as a substitute or an alternative to the comparable GAAP measure. The table above presents a reconciliation of EBITDA from Continuing Operations and EBITDAR from Continuing Operations from our net loss. RECONCILIATION OF EBITDA FROM CONTINUING OPERATIONS AND EBITDAR FROM CONTINUING OPERATIONS FROM NET LOSS 2015 2014 Net loss ($3.2) ($11.1) Loss from discontinued operations, net of tax 0.2 3.3 Tax (benefit) expense (0.3) 0.1 Interest expense 1.8 2.3 Interest income (0.6) (0.4) Operating loss ($2.1) ($5.8) Depreciation and amortization 5.0 6.4 EBITDA FROM CONTINUING OPERATIONS* $2.9 $0.6 Impairments, restructuring charges and other items 1.5 4.1 EBITDAR FROM CONTINUING OPERATIONS* $4.4 $4.7 % of net sales 2.8% 2.6% Three Months Ended Mar 31,

Q1 2015 Liquidity – Cash & Availability Q1 2015 Shareholder Update - May 6, 2015 18 NOTE: The reader should review this slide in connection with our Form 10-Q and related disclosures for Q1 2015 filed yesterday Mar-15 Dec-14 Mar-14 Unrestricted Cash 17.8$ 42.7$ 43.1$ Borrowing Availability 19.6 24.1 26.2 Total Cash and Borrowing Availability 37.4$ 66.8$ 69.3$ % Sales - Trailing Four Quarters 5.3% 9.2% 8.7% Weighted Average Interest 7.6% 9.0% 8.8%

Q1 2015 Liquidity – Cash Flow Q1 2015 Shareholder Update - May 6, 2015 19 NOTE: The above cash flow statement is a condensed format. The reader should review this slide in connection with our Form 10-Q and related disclosures for Q1 2015 filed yesterday Cash used in operating activities: $21.3m use of cash primarily related to working capital (AR & inventory somewhat offset by AP) Cash used in investing activities: $1.7m use of cash mainly related to capital expenditures partially offset by net releases of restricted cash Cash provided by financing activities: $0.6m source of cash mainly related to general financing activities 2015 2014 Net loss ($3.2) ($11.1) Depreciation and amortization 5.0 6.4 Non-cash employee retirement benefits (0.9) 0.1 Other non-cash items (0.4) (3.7) Changes in operating assets and liabilities: Accounts receivable (19.6) (5.0) Inventories (17.7) (9.4) Payables and accrued expenses 23.5 3.8 Recoverable non-income taxes (2.2) (1.0) Other (5.8) 0.7 Cash used in operating activities (21.3) (19.2) Cash (used in) provided by investing activities (1.7) 13.4 Cash provided by (used in) financing activities 0.6 (5.9) Effect of exchange rate changes on cash (2.5) (0.2) Decrease in cash and cash equivalents ($24.9) ($11.9) Cash and cash equivalents - Beginning of Period 42.7 55.0 Cash and cash equivalents - End of Period 17.8 43.1 Cash paid for interest 1.8 2.1 Cash paid for taxes 0.2 0.1 Three Months Ended Mar 31,

 Business Update  Q1 2015 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Agenda Q1 2015 Shareholder Update - May 6, 2015 20

Key Takeaways  Long and rich heritage as one of the pioneers of the compressor industry continues with several new key product introductions  Focus on meaningful initiatives within our control  Q1 2015 financial results in line with company expectations Q1 2015 Shareholder Update - May 6, 2015 21 Thank you for attending Tecumseh Product Company’s Q1 2015 Shareholder Update

Contact Information – Today’s Speakers Q1 2015 Shareholder Update - May 6, 2015 22 Ms. Janice Stipp Executive Vice President, CFO, Treasurer & Secretary Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 Mr. Harold Karp President & Chief Executive Officer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 E-Mail: investor.relations@tecumseh.com Phone: 1 (734) 585 9507